UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2007

RESIDENTIAL ASSET SECURITIES CORPORATION,

on behalf of the RASC Series 2007-KS4 Trust

(Exact name of registrant as specified in its charter)

Delaware	333-140611-01	51-0362653
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8400 Normandale Lake Boulevard, Suite 250 Minneapolis, Minnesota	55437
(Address of principal executive office)	(Zip Code)

(952) 857-7000
(Registrant's telephone number, including area code )

N/A
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 6.01.	ABS Informational and Computational Materials.

In connection with the proposed offering of the Residential Asset Securities Corporation Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2007-KS4 (the “Certificates”), J.P. Morgan Securities Inc. (the “Underwriter”) has prepared certain materials for distribution to potential investors. Although Residential Asset Securities Corporation (the “Company”) provided the Underwriter with certain information regarding the characteristics of the mortgage loans (the “Mortgage Loans”) in the related portfolio, the Company did not participate in the preparation of the ABS Informational and Computational Materials.

For purposes of this Form 8-K, “ABS Informational and Computational Materials” shall have the meaning as defined in Item 1101 of Regulation AB. The ABS Informational and Computational Materials listed below are filed herewith

Item 9.01(d).	Exhibits.

99.1	ABS Informational and Computational Materials.

99.2	ABS Informational and Computational Materials

99.3	ABS Informational and Computational Materials

99.4	ABS Informational and Computational Materials

99.5	ABS Informational and Computational Materials

99.6	ABS Informational and Computational Materials

99.7	ABS Informational and Computational Materials

99.8	ABS Informational and Computational Materials

99.9	ABS Informational and Computational Materials

99.10	ABS Informational and Computational Materials

99.11	ABS Informational and Computational Materials

99.12	ABS Informational and Computational Materials

99.13	ABS Informational and Computational Materials

99.14	ABS Informational and Computational Materials

99.15	ABS Informational and Computational Materials

99.16	ABS Informational and Computational Materials

99.17	ABS Informational and Computational Materials

99.18	ABS Informational and Computational Materials

99.19	ABS Informational and Computational Materials

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESIDENTIAL ASSET SECURITIES CORPORATION

By: /s/ Tim Jacobson
Name: Tim Jacobson
Title: Vice President

Dated: April 19, 2007

Exhibit Index
Exhibit No.

99.1	ABS Informational and Computational Materials.

99.2	ABS Informational and Computational Materials

99.3	ABS Informational and Computational Materials

99.4	ABS Informational and Computational Materials

99.5	ABS Informational and Computational Materials

99.6	ABS Informational and Computational Materials

99.7	ABS Informational and Computational Materials

99.8	ABS Informational and Computational Materials

99.9	ABS Informational and Computational Materials

99.10	ABS Informational and Computational Materials

99.11	ABS Informational and Computational Materials

99.12	ABS Informational and Computational Materials

99.13	ABS Informational and Computational Materials

99.14	ABS Informational and Computational Materials

99.15	ABS Informational and Computational Materials

99.16	ABS Informational and Computational Materials

99.17	ABS Informational and Computational Materials

99.18	ABS Informational and Computational Materials

99.19	ABS Informational and Computational Materials